Exhibit 99.2 4Q19 Quarterly Supplement January 14, 2020 © 2020 Wells Fargo Bank, N.A. All rights reserved.

Table of contents 4Q19 Results Appendix 4Q19 Earnings Pages 2 2019 Revenue and expense associated with divested businesses 4Q19 Highlights 3 and strategic loan sales 27 Year-over-year results 4 Real estate 1-4 family mortgage portfolio 28 Balance Sheet and credit overview (linked quarter) 5 Consumer credit card portfolio 29 Income Statement overview (linked quarter) 6 Auto portfolios 30 Average loans 7 Student lending portfolio 31 Period-end loans 8 Deferred compensation plan investment results 32 Commercial loan trends 9 Trading-related revenue 33 Consumer loan trends 10 Noninterest expense analysis (reference for slides 16-17) 34 Average deposit trends and costs 11 Wholesale Banking adjusted efficiency ratio for income tax credits 35 Period-end deposit trends 12 Common Equity Tier 1 36 Net interest income 13 Forward-looking statements 37 Noninterest income 14 Noninterest expense and efficiency ratio 15 Noninterest expense – linked quarter 16 Noninterest expense – year over year 17 2019 noninterest expense vs. target 18 Community Banking 19 Community Banking metrics 20-21 Wholesale Banking 22 Wealth and Investment Management 23 Credit quality 24 Capital 25 Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2019, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. Wells Fargo 4Q19 Supplement 1

4Q19 Earnings . Earnings of $2.9 billion included: Wells Fargo Net Income ($ in millions, except EPS) - $1.9 billion of operating losses including $1.5 billion, or $(0.33) per share, of litigation accruals for a variety of 6,206 6,064 matters, including previously disclosed retail sales 5,860 practices matters, as well as higher customer remediation expense (recognized in operating losses) - $362 million gain from the sale of our Eastdil Secured 4,610 (Eastdil) business (other noninterest income) • (Please see page 27 for additional information) $1.20 $1.30 - $166 million of expenses related to the strategic $1.21 reassessment of technology projects in Wealth and 2,873 Investment Management (WIM) (predominantly $0.92 equipment expense) $0.60 - $153 million linked quarter decrease in low-income housing tax credit (LIHTC) investment income reflecting a timing change of expected tax benefit recognition (other noninterest income) - $134 million gain on loan sales predominantly junior lien mortgage loans (other noninterest income) (1) 4Q18 1Q19 2Q19 3Q19 4Q19 - $125 million reserve release (provision for credit Diluted earnings per common share losses) (1) Reserve build represents the amount by which the provision for credit losses exceeds net charge-offs, while reserve release represents the amount by which net charge-offs exceed the provision for credit losses. Wells Fargo 4Q19 Supplement 2

4Q19 Highlights . Net income of $2.9 billion and diluted EPS of $0.60 included the impact of $1.5 billion, or Earnings $(0.33) per share, of litigation accruals (the majority of which were not tax deductible) . Positive business momentum with strong customer activity - Year-over-year (YoY) and linked quarter (LQ) growth in loans and deposits - ‘Customer Loyalty’ and ‘Overall Satisfaction with Most Recent Visit’ branch survey scores in December increased YoY - Primary consumer checking customers (1) up 2.0% YoY; the 9th consecutive quarter of YoY growth - Strong debit and credit card usage YoY • Debit card point-of-sale (POS) purchase volume (2) up 6% and consumer general purpose credit card POS purchase volume up 4% - Higher loan originations in first mortgage and auto YoY • First mortgage loan originations held-for-investment of $17.8 billion, up 79% Highlights • Consumer auto originations of $6.8 billion, up 45% - Closed referred investment assets (referrals resulting from the WIM/Community Banking partnership) up 18% YoY . Continued strong credit performance - Net charge-off rate of 32 bps was near historic lows - Nonaccrual loans as a % of total loans of 56 bps; lowest level in over 10 years . Returned $9.0 billion to shareholders through common stock dividends and net share repurchases, up from $8.8 billion in 4Q18 - Quarterly common stock dividend of $0.51 per share, up 19% YoY - Period-end common shares outstanding down 446.8 million shares, or 10% YoY (1) Customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposit; reported on a one-month lag from reported quarter- end so as of November 2019 compared with November 2018. (2) Combined consumer and business debit card purchase volume dollars. Wells Fargo 4Q19 Supplement 3

Year-over-year results Revenue Period-end Loans Net Charge-offs ($ in millions) ($ in billions) ($ in billions) and Net Charge-off Rate (%) 962.3 953.1 86.4 85.1 2,744 2,762 0.29% 0.29% 2018 2019 2018 2019 2018 2019 Noninterest Expense Period-end Deposits Period-end Common Shares ($ in billions) ($ in billions) Outstanding (shares in millions) 1,322.6 4,581.3 1,286.2 56.1 58.2 10% 4,134.4 2018 2019 2018 2019 2018 2019 Wells Fargo 4Q19 Supplement 4

Balance Sheet and credit overview (linked quarter) Loans . Up $7.4 billion - Commercial loans up $3.4 billion predominantly driven by growth in commercial and industrial loans - Consumer loans up $4.0 billion on growth in first mortgage loans, credit card, and auto loans Cash and short-term . Down $8.4 billion on growth in loans and trading assets investments Debt and equity . Trading assets up $2.9 billion securities . Debt securities (AFS and HTM) down $7.0 billion as purchases were more than offset by run-off and sales; ~$15.6 billion of gross purchases in 4Q19, primarily federal agency mortgage-backed securities (MBS) in the AFS portfolio, vs. ~$29.6 billion in 3Q19 Deposits . Up $14.1 billion on higher commercial and consumer deposit balances Short-term borrowings . Down $19.4 billion on lower repurchase balances Long-term debt . Down $2.5 billion as $14.4 billion of redemptions and maturities were partially offset by $13.1 billion of issuances Total stockholders’ . Down $6.2 billion to $187.1 billion reflecting net share repurchases equity . Common shares outstanding down 134.7 million shares, or 3%, on net share repurchases of $6.9 billion Credit . Net charge-offs of $769 million, or 32 bps of average loans (annualized), up $124 million, or 5 bps . Nonperforming assets of $5.6 billion, down $333 million predominantly on lower consumer nonaccruals and lower foreclosed assets . $125 million reserve release on improved credit performance in the consumer loan portfolio and a higher probability of slightly more favorable economic conditions Period-end balances. All comparisons are 4Q19 compared with 3Q19. Wells Fargo 4Q19 Supplement 5

Income Statement overview (linked quarter) Total revenue . Revenue of $19.9 billion Net interest income . NII down $425 million, and NIM down 13 bps to 2.53% predominantly reflecting balance sheet repricing driven by the impact of the lower interest rate environment Noninterest income . Noninterest income down $1.7 billion - Other income down $1.2 billion from a 3Q19 that included a $1.1 billion gain from the sale of our Institutional Retirement and Trust (IRT) business and $314 million of gains from loan sales; 4Q19 included a $362 million gain from the sale of Eastdil, a $153 million decrease in low-income housing tax credit investment income, and $134 million of gains from loan sales - Market sensitive revenue (1) down $661 million predominantly driven by lower net gains from equity securities and lower net gains on trading . Please see pages 32-33 for additional information on deferred compensation and net trading gains - Mortgage banking up $317 million on $152 million higher gains primarily on higher mortgage origination activity, as well as higher gains associated with exercising servicer cleanup calls, and $165 million higher net servicing income due to a negative MSR valuation adjustment in 3Q19 - Other fees down $202 million and included a $168 million decline in commercial real estate brokerage commissions resulting from the sale of Eastdil Noninterest expense . Noninterest expense up $415 million - Personnel expense up $214 million driven by higher employee benefits expense, which included $263 million of deferred compensation expense (P&L neutral) - Equipment expense up $109 million on higher capitalized software impairment expense, and computer software licensing and maintenance costs - Operating losses flat LQ and included $1.5 billion of litigation accruals for a variety of matters, including previously disclosed retail sales practices matters, as well as higher customer remediation expense Income tax expense . 19.1% effective income tax rate included net discrete income tax expense of $303 million predominantly related to the non-tax deductible treatment of certain litigation accruals All comparisons are 4Q19 compared with 3Q19. (1) Consists of net gains from trading activities, debt securities and equity securities. Wells Fargo 4Q19 Supplement 6

Average loans Average Loans Outstanding . Total average loans of $956.5 billion, up $10.2 billion ($ in billions) YoY and $6.7 billion LQ - Commercial loans up $2.5 billion LQ on higher commercial 956.5 946.3 950.0 947.5 949.8 and industrial loans - Consumer loans up $4.2 billion LQ on growth in first mortgage loans, auto loans and credit card loans . Total average loan yield of 4.37%, down 24 bps LQ and 42 bps YoY reflecting the repricing impacts of lower interest rates and continued loan mix changes 4.84% 4.80% 4.79% 4.61% 4.37% 4Q18 1Q19 2Q19 3Q19 4Q19 Total average loan yield Wells Fargo 4Q19 Supplement 7

Period-end loans

Period-end Loans Outstanding
($ in billions)



953.1
948.2
949.9
954.9
962.3
4Q18
1Q19
2Q19
3Q19
4Q19
Commercial
Consumer

- Total period-end loans of $962.3 billion, up $9.2 billion, or 1%, YoY on growth in first mortgage loans, commercial and industrial loans, auto loans and credit card loans
  - Strategic sales of PCI loans, predominantly Pick-a-Pay, and the transfer of first mortgage loans to held for sale (HFS) totaled $5.8 billion in 2019
- Total period-end loans up $7.4 billion LQ on growth in commercial and industrial loans, first mortgage loans, credit card loans, and auto loans
  - Please see pages 9 and 10 for additional information

- 8-quarter trend of strategic consumer loan sales and transfers to held for sale (HFS)

($ in billions)		1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19
Strategic consumer loan sales and transfers to HFS									
Consumer real estate PCI loan sales	$	1.6	1.3	1.7	1.6	1.6	1.9	0.5	0.0
Reliable consumer auto loans (transferred to HFS prior to sale)		1.6		0.4					
First mortgage loans transferred to HFS							1.8		

Wells Fargo 4Q19 Supplement

8

Commercial loan trends Commercial loans up $2.3 billion YoY and $3.4 billion LQ: ($ in billions, Period-end balances) B= billion, MM = million 370 Commercial and Industrial Commercial and industrial (C&I) loans up $3.3B LQ Including growth of 350 . $5.7B in Corporate & Investment Banking driven by growth in asset-backed finance, 330 and loans to financial institutions and to the tech, media and telecomm, and healthcare sectors 310 . $1.2B in the Credit Investment Portfolio primarily due to purchases of collateralized loan obligations (CLOs) in loan form 290 …partially offset by declines of . $2.6B in Commercial Banking largely middle market, and Government & Institutional 270 Banking loans . 250 $306MM in Commercial Capital as declines in Capital Finance were partially offset by 4Q18 3Q19 4Q19 seasonal strength in Commercial Distribution Finance dealer floor plan loans . $290MM in Commercial Real Estate credit facilities to REITs and other non-depository financial institutions Commercial Real Estate 150 145 140 Commercial real estate loans down $94MM LQ 135 . CRE construction up $18MM . CRE mortgage down $112MM reflecting continued credit discipline, which was partially 130 offset by origination growth 125 120 115 Lease financing up $231MM LQ primarily driven by growth in Equipment Finance 110 105 100 4Q18 3Q19 4Q19 Wells Fargo 4Q19 Supplement 9

Consumer loan trends

Consumer loans up $6.8 billion YoY after the impact of $4.0 billion of strategic sales and $1.8 billion of first mortgage loans transferred to held for sale; up $4.0 billion LQ on growth in first mortgage loans, credit card loans and auto loans

($ in billions, Period-end balances)
B= billion, MM = million



Consumer Real Estate 1-4 Family First & Junior Lien Mortgage
300
250
200
150
100
50
0
4Q18
3Q19
4Q19
1-4 Family First
Junior Lien

- First mortgage loans up $8.8B YoY and $3.2B LQ
  - LQ increase driven by $17.8B of originations and the purchase of $2.3B of loans resulting from the exercise of servicer cleanup calls, partially offset by paydowns
- Junior lien mortgage loans down $4.9B YoY and $1.3B LQ as continued paydowns more than offset new originations



Credit Card
40
36
32
28
24
20
4Q18
3Q19
4Q19

- Credit card up $2.0B YoY on purchase volume growth, and up $1.4B LQ driven by seasonality



Automobile
50
45
40
35
30
4Q18
3Q19
4Q19

- Auto loans up $2.8B YoY and $1.1B LQ
- Originations of auto loans up 45% YoY reflecting a renewed emphasis on growing auto loans following the restructuring of the business, and down 1% LQ on seasonality



Other Revolving Credit and Installment
40
36
32
28
24
20
4Q18
3Q19
4Q19

- Other revolving credit and installment loans down $1.8B YoY on lower margin loans, security-based lending and student loans, and down $470MM LQ

Wells Fargo 4Q19 Supplement
10

Average deposit trends and costs Average Deposits and Rates . Average deposits of $1.3 trillion, up $53.0 billion, or 4%, ($ in billions) YoY on growth in retail banking and Wholesale Banking - Noninterest-bearing deposits down $2.9 billion, or 1% 1,321.9 1,268.9 1,291.4 - Interest-bearing deposits up $55.9 billion, or 6% . Average deposit cost of 62 bps, up 7 bps YoY, reflecting 351.7 higher rate retail banking deposit campaign pricing for 354.6 344.5 new deposits earlier in 2019, and the continued mix shift to higher cost products - Retail banking up 24 bps - Wholesale Banking up 2 bps 946.9 970.2 914.3 - WIM down 5 bps . Average deposits up $30.5 billion, or 2%, LQ on growth 0.71% across the deposit gathering businesses 0.62% 0.55% - Noninterest-bearing deposits up $7.2 billion, or 2% - Interest-bearing deposits up $23.3 billion, or 2% . Average deposit cost down 9 bps LQ on lower deposit 4Q18 3Q19 4Q19 rates in Wholesale Banking and WIM reflecting the lower interest rate environment Noninterest-bearing deposits Interest-bearing deposits - Wholesale Banking down 19 bps Average deposit cost - WIM down 12 bps - Retail banking up 2 bps Wells Fargo 4Q19 Supplement 11

Period-end deposit trends



Period-end Deposits
($ in billions)
1,286.2
1,308.5
1,322.6
429.7
436.7
452.6
88.3
19.1
84.2
29.2
72.5
23.1
749.1
758.4
774.4
4Q18
3Q19
4Q19
Wholesale Banking
Corporate Treasury including brokered CDs
Mortgage Escrow
Consumer and Small Business Banking Deposits (1)

- Period-end deposits of $1.3 trillion, up $36.4 billion, or 3%, YoY
- Period-end deposits up $14.1 billion, or 1%, LQ
  - Wholesale Banking deposits up $15.9 billion, or 4%, on growth in financial institutions, Middle Market Banking, and Government & Institutional Banking reflecting both seasonality and growth in existing and new client deposit balances
  - Corporate Treasury deposits including brokered CDs down $11.7 billion, or 14%
  - Mortgage escrow deposits down $6.1 billion, or 21%, largely reflecting seasonal property tax payments
  - Consumer and small business banking deposits [1] of $774.4 billion, up $16.0 billion, or 2%, and included:
    - Higher retail banking deposits largely driven by growth in high-yield savings and interest-bearing checking
    - Higher WIM deposits as brokerage clients' reallocation of cash into higher yielding liquid alternatives stabilized in the quarter

(1) Total deposits excluding mortgage escrow and wholesale deposits (Wholesale Banking, and Corporate Treasury including brokered CDs).

Wells Fargo 4Q19 Supplement
12

Net interest income



Net Interest Income
($ in millions)
12,644
12,311
12,095
11,625
11,200
2.94%
2.91%
2.82%
2.66%
2.53%
4Q18
1Q19
2Q19
3Q19
4Q19
Net Interest Margin (NIM)

Average rates	4Q18	1Q19	2Q19	3Q19	4Q19
1 Month LIBOR	2.35 %	2.50 %	2.44 %	2.17 %	1.79 %
3 Month LIBOR	2.62	2.69	2.51	2.20	1.93
Fed Funds Target Rate	2.29	2.50	2.50	2.29	1.83
10 Year CMT (1)	3.04	2.65	2.33	1.79	1.80

- Net interest income decreased $1.4 billion, or 11%, YoY and $425 million, or 4%, LQ; linked quarter decrease reflected declines from:
  - Balance sheet repricing including the impact of a lower interest rate environment
  - $104 million lower hedge ineffectiveness accounting results (2)
  - $74 million higher MBS premium amortization resulting from higher prepays (4Q19 MBS premium amortization was $445 million vs. $371 million in 3Q19)
  - Partially offset by balance sheet growth
- Average earning assets up $18.7 billion LQ:
  - Debt securities up $13.7 billion
  - Loans up $6.7 billion
  - Mortgage loans held for sale up $1.3 billion
  - Equity securities up $1.2 billion
  - Short-term investments / fed funds sold down $3.4 billion
- NIM of 2.53% down 13 bps LQ and included:
  - ~(9) bps from balance sheet mix and repricing
  - ~(2) bps from MBS premium amortization
  - ~(2) bps from hedge ineffectiveness accounting results

(1) CMT = Constant Maturity Treasury rate.
(2) Total hedge ineffectiveness accounting (including related economic hedges) of $(58) million in the quarter included $(69) million in net interest income and $11 million in other income. In 3Q19 total hedge ineffectiveness accounting (including related economic hedges) was $16 million and included $35 million in net interest income and $(19) million in other income.

Wells Fargo 4Q19 Supplement 13

Noninterest income

($ in millions)		4Q19	vs 3Q19	vs 4Q18
Noninterest income				
Service charges on deposit accounts	$	1,279	5 %	9
Trust and investment fees:				
Brokerage advisory, commissions and other fees		2,380	1	1
Trust and investment management		728	-	(9)
Investment banking		464	(4)	22
Card fees		1,020	(1)	4
Other fees		656	(24)	(26)
Mortgage banking		783	68	68
Insurance		98	8	(10)
Net gains from trading activities		131	(53)	n.m.
Net losses on debt securities		(8)	n.m.	n.m.
Net gains from equity securities		451	(53)	n.m.
Lease income		343	(15)	(15)
Other		335	(78)	(56)
Total noninterest income	**$**	**8,660**	**(17) %**	**4**


8,336
9,298
9,489
10,385
8,660
4Q18
1Q19
2Q19
3Q19
4Q19

- Deposit service charges up $60 million LQ and included higher commercial deposit service charges
  - Commercial (40% of total) was up on seasonally higher treasury management fees and a lower earnings credit rate offset
    - Earnings credit rate (ECR) offset (results in lower fees for commercial customers) was down $12 million LQ, and $2 million YoY
- Trust and investment fees up $13 million
  - Brokerage advisory, commissions and other fees up $34 million on higher retail brokerage advisory fees (priced at the beginning of the quarter) and higher transaction revenue
  - Investment banking fees down $20 million from a strong 3Q19
- Other fees down $202 million and included a $168 million decline in commercial real estate brokerage commissions reflecting the sale of Eastdil *(Please see page 27 for additional information)*
- Mortgage banking up $317 million
  - Net gains on mortgage loan originations up $152 million on higher origination volumes, as well as higher gains associated with exercising servicer cleanup calls
  - Servicing income up $165 million from a 3Q19 that included a negative MSR valuation adjustment
- Trading gains down $145 million from a strong 3Q19 *(Please see page 33 for additional information)*
- Net gains from equity securities down $505 million as lower gains from our affiliated venture capital and private equity partnerships were partially offset by $240 million higher deferred compensation gains (P&L neutral) *(Please see page 32 for additional information)*
- Lease income down $59 million largely driven by reductions in the lease portfolio
- Other income down $1.2 billion on lower gains from the sale of businesses ($362 million gain from the sale of Eastdil in 4Q19 vs. $1.1 billion gain from the sale of our IRT business in 3Q19), lower gains on the sale of loans ($134 million in 4Q19 vs. $314 million in 3Q19), and $153 million lower LIHTC investment income

Wells Fargo 4Q19 Supplement 14

Noninterest expense and efficiency ratio (1)

($ in millions)		4Q19	vs 3Q19	vs 4Q18
Noninterest expense				
Salaries	$	4,721	1 %	4
Commission and incentive compensation		2,651	(3)	9
Employee benefits		1,436	23	n.m.
Equipment		802	16	25
Net occupancy		749	(1)	2
Core deposit and other intangibles		26	(4)	(90)
FDIC and other deposit assessments		130	40	(15)
Outside professional services (2)		876	6	4
Operating losses (2)		1,916	-	n.m.
Other (2)		2,307	1	(11)
Total noninterest expense	**$**	**15,614**	**3 %**	**17**



13,339
13,916
13,449
15,199
15,614
63.6%
64.4%
62.3%
69.1%
78.6%
4Q18
1Q19
2Q19
3Q19
4Q19
Efficiency Ratio

- Noninterest expense up $415 million LQ
  - Personnel expense up $214 million
    - Salaries up $26 million
    - Commission and incentive compensation down $84 million and included lower revenue-related incentive compensation
    - Employee benefits expense up $272 million and included $258 million higher deferred compensation expense (P&L neutral) *(Please see page 32 for additional information)*
  - Equipment expense up $109 million on higher capitalized software impairment expense, and computer software licensing and maintenance costs reflecting the strategic reassessment of technology projects in WIM
  - FDIC and other deposit assessments up $37 million
  - Outside professional services expense (2) up $53 million driven by higher legal expense and higher project spend in technology
  - Operating losses (2) flat and included $1.5 billion of litigation accruals for a variety of matters, including previously disclosed retail sales practices matters, as well as higher customer remediation expense

(1) Efficiency ratio defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) The sum of Outside professional services expense, Operating losses and Other expense equals Other noninterest expense in the Consolidated Statement of Income, pages 19 and 20 of the press release.

Wells Fargo 4Q19 Supplement
15

Noninterest expense – linked quarter ($ in millions) $17,000 $16,000 $15,614 $320 $54 $21 $13 $99 $15,199 Infrastructure Third Party “Running the “Running the Higher equipment Compensation & ($92) $15,000 Services: Business” – Non Business” – expense driven by Benefits: Revenue- Higher outside Discretionary: Discretionary: the strategic $258 million related professional Higher FDIC Higher postage, reassessment of higher deferred Lower revenue- services expense stationary and technology $14,000 compensation related incentive expense driven supplies, largely projects in WIM expense (P&L compensation, by legal and offset by lower neutral) and partially offset technology- advertising and higher salaries by higher related project promotion $13,000 expense primarily operating lease spend expense, and driven by a expense lower travel and change in staffing entertainment mix expense $12,000 $11,000 $10,000 $9,000 $8,000 3Q19 4Q19 For analytical purposes, we have grouped our noninterest expense into these six categories. Please see page 34 for additional information. Wells Fargo 4Q19 Supplement 16

Noninterest expense – year over year

($ in millions)



Up $2.3 billion, or 17%, YoY substantially all driven by higher personnel expense and higher operating losses
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$13,339
4Q18
$1,096
Compensation & Benefits: $691 million higher deferred compensation expense (P&L neutral) and higher salaries expense on staffing mix changes and annual salary increase
($72)
Revenue-related: Lower operating lease expense, partially offset by higher commissions and incentive compensation in Home Lending and WIM
$66
Third Party Services: Higher contract services expense and higher outside professional services expense
$1,030
"Running the Business" – Non Discretionary: Higher operating losses, partially offset by lower core deposit and other intangibles amortization expense
($19)
"Running the Business" – Discretionary: Lower travel and entertainment, and advertising and promotion expense
$174
Infrastructure: Higher equipment expense driven by the strategic reassessment of technology projects in WIM
$15,614
4Q19

For analytical purposes, we have grouped our noninterest expense into these six categories. Please see page 34 for additional information.

Wells Fargo 4Q19 Supplement

17

2019 noninterest expense vs. target . Total noninterest expense in 2019 of $58.2 billion Total Noninterest Expense included $4.3 billion of operating losses and $739 million 2019 Actual and 2019 Target of deferred compensation expense ($ in billions) 58.2 . 2019 noninterest expense excluding $3.7 billion of operating losses in excess of $600 million and excluding 52.0 - 53.0 $739 million of deferred compensation expense (P&L neutral) = $53.7 billion . 4Q19 noninterest expense was higher than expected and contributed to us exceeding our 2019 expense target by 53.7 $718 million as a result of: – Higher than forecasted outside professional services expense – Impairments and other write-downs 2019 Actual 2019 Target • Expense related to the strategic reassessment of technology projects in WIM Represents $3.7 billion of operating 2019 target excludes annual • Impairment on railcars losses in excess of $600 million in operating losses in excess of $600 – Higher personnel-related accruals, including severance 2019 million, such as litigation and Represents deferred compensation remediation accruals and penalties, expense of $739 million in 2019 and excludes deferred compensation expense . Please see page 32 for additional information on deferred compensation. Wells Fargo 4Q19 Supplement 18

Community Banking

($ in millions)		4Q19	vs 3Q19		vs 4Q18
Net interest income	$	6,527	(4)	%	(11)
Noninterest income		3,995	(11)		(3)
Provision for credit losses		522	(14)		(2)
Noninterest expense		9,029	3		28
Income tax expense		497	(25)		(22)
Segment net income	**$**	**429**	**(57)**	**%**	**(86)**
($ in billions)					
Avg loans	$	462.5	1		1
Avg deposits		794.6	1		5

	4Q19	3Q19	4Q18
Key Metrics:			
Total Retail Banking branches	5,352	5,393	5,518

($ in billions)		4Q19		3Q19		4Q18
Auto originations	$	6.8		6.9		4.7
Home Lending						
Applications	$	72		85		48
Application pipeline		33		44		18
Originations		60		58		38
Residential HFS production margin (1)		1.21	%	1.21	%	0.89

- Net income of $429 million, down 86% YoY primarily reflecting higher operating losses, and down 57% LQ predominantly due to lower net interest income, lower net gains from equity securities, and higher personnel expense

Key metrics

- See pages 20 and 21 for additional information
- 5,352 retail bank branches reflects 174 branch consolidations in 2019, including 44 in 4Q19
- Consumer auto originations of $6.8 billion, down 1% LQ on seasonality, but up 45% YoY reflecting a renewed emphasis on growing auto loans following the restructuring of the business
- Mortgage originations of $60 billion (held-for-sale = $42 billion and held-for-investment = $18 billion), up 3% LQ and 58% YoY
  - 50% of originations were for purchases, compared with 60% in 3Q19 and 78% in 4Q18
  - 1.21% residential held for sale production margin (1), stable LQ and up 32 bps YoY
  - $1.4 billion of originations directed to held for sale for future securitizations

(1) Production margin represents net gains on residential mortgage loan origination/sales activities divided by total residential held for sale mortgage originations.

Wells Fargo 4Q19 Supplement 19

Community Banking metrics

Customers and Active Accounts (in millions)	4Q19	3Q19	2Q19	1Q19	4Q18	vs. 3Q19	vs. 4Q18
Digital (online and mobile) Active Customers (1) (2)	30.3	30.2	30.0	29.8	29.2	0%	4%
Mobile Active Customers (1) (2)	24.4	24.2	23.7	23.3	22.8	1%	7%
Primary Consumer Checking Customers (1) (3)	24.4	24.3	24.3	23.9	23.9	0.1%	2.0%
Consumer General Purpose Credit Card Active Accounts (4)(5)	8.1	8.1	8.0	7.8	8.0	1%	2%

- Digital (online and mobile) active customers (1) (2) of 30.3 million, up modestly LQ and up 4% YoY reflecting improvements in user experience and increased customer awareness of digital services
  - Mobile active customers (1) (2) of 24.4 million, up 1% LQ and 7% YoY reflecting improvements in user experience and increased customer awareness of digital services
- Primary consumer checking customers (1) (3) of 24.4 million, up 2.0% YoY
- Consumer general purpose credit card active accounts (4) (5) of 8.1 million, up 1% LQ and 2% YoY driven by growth in direct mail and digital channels

Customer Experience Survey Scores with Branch (period-end)	4Q19	3Q19	2Q19	1Q19	4Q18	vs. 3Q19	vs. 4Q18
Customer Loyalty	64.2%	66.0%	65.1%	64.1%	60.2%	(180) bps	399
Overall Satisfaction with Most Recent Visit	79.9%	81.4%	80.9%	80.2%	78.7%	(152)	121

- 'Customer Loyalty' and 'Overall Satisfaction with Most Recent Visit' branch survey scores in December increased YoY

(1) Metrics reported on a one-month lag from reported quarter-end; for example, 4Q19 data as of November 2019 compared with November 2018.
(2) Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device in the prior 90 days.
(3) Customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposit.
(4) Accounts having at least one POS transaction, including POS reversal, during the period.
(5) Credit card metrics shown in the table are for general purpose cards only.

Wells Fargo 4Q19 Supplement 20

Community Banking metrics

Balances and Activity (in millions, except where noted)		4Q19	3Q19	2Q19	1Q19	4Q18	vs. 3Q19	vs. 4Q18
Consumer and Small Business Banking Deposits (Average) (*$ in billions*)	$	763.2	749.5	742.7	739.7	736.3	2%	4%
Teller and ATM Transactions [1]		315.1	324.3	327.3	313.8	334.8	-3%	-6%
Debit Cards [2]								
POS Transactions		2,344	2,344	2,336	2,165	2,249	0%	4%
POS Purchase Volume (*billions*)	$	95.2	92.6	93.2	86.6	89.8	3%	6%
Consumer General Purpose Credit Cards [3] (*$ in billions*)								
POS Purchase Volume	$	21.0	20.4	20.4	18.3	20.2	3%	4%
Outstandings (Average)		32.3	31.7	30.9	30.7	30.2	2%	7%

- Average consumer and small business banking deposit balances up 2% LQ and 4% YoY
- Teller and ATM transactions [1] of 315.1 million in 4Q19, down 3% LQ on seasonality, and down 6% YoY due to continued customer migration to digital channels
- Debit cards [2] and consumer general purpose credit cards [3]:
  - Point-of-sale (POS) debit card transactions stable LQ, and up 4% YoY on stronger usage per account
  - POS debit card purchase volume up 3% LQ due to seasonality associated with holiday spending, and up 6% YoY on higher transaction volume
  - POS consumer general purpose credit card purchase volume up 3% LQ on seasonality associated with holiday spending, and up 4% YoY on higher transaction volume
  - Consumer general purpose credit card average balances of $32.3 billion, up 2% LQ and up 7% YoY driven by purchase volume growth

(1) Teller and ATM transactions reflect customer transactions completed at a branch teller line or ATM and does not include customer interactions with a branch banker. Management uses this metric to help monitor customer traffic trends within the Company's Retail Banking business.
(2) Combined consumer and business debit card activity.
(3) Credit card metrics shown in the table are for general purpose cards only.

Wells Fargo 4Q19 Supplement 21

Wholesale Banking

($ in millions)		4Q19	vs 3Q19		vs 4Q18
Net interest income	$	4,248	(3)	%	(10)
Noninterest income		2,311	(10)		6
Provision for credit losses		124	35		n.m.
Noninterest expense		3,743	(4)		(7)
Income tax expense		197	(37)		(22)
Segment net income	**$**	**2,493**	**(6)**	**%**	**(7)**
($ in billions)					
Avg loans	$	476.5	-		1
Avg deposits		447.4	6		6

	4Q19		3Q19	4Q18
Efficiency ratio [1]	57.1	%	56.0	58.1
Adjusted efficiency ratio for income tax credits [2]	52.0		51.8	53.1

($ or # in billions)		4Q19	vs 3Q19		vs 4Q18	
Key Metrics:						
Lending-related						
Unfunded lending commitments	$	343	3	%	5	
Assets under lease		28	-		(2)	
Commercial mortgage servicing - 3rd party unpaid principal balance		566	1		2	
Treasury Management						
ACH payment transactions originated (#) [3]		2.0	6		13	
Commercial card spend volume [4]	$	8.8	-		1	
Investment Banking [5]						
Total U.S. market share (%)		3.7			50	bps
High grade DCM U.S. market share (%)		7.7			20	bps
Loan syndications U.S. market share (%)		4.9			90	bps

- Net income of $2.5 billion, down 7% YoY and 6% LQ predominantly reflecting lower revenue
- Net interest income down 3% LQ as the impact of the lower interest rate environment was partially offset by higher trading-related net interest income and higher deposit balances
- Noninterest income down 10% LQ on lower market sensitive revenue, commercial real estate brokerage fees, LIHTC investment income, and lease income, partially offset by a $362 million gain from the sale of Eastdil
- Provision for credit losses increased $32 million LQ on lower recoveries and higher lease financing losses
- Noninterest expense down 4% LQ largely driven by the sale of Eastdil

Lending-related
- Unfunded lending commitments up 5% YoY and 3% LQ
- Revolving loan utilization [6] stable YoY and LQ
- Total assets under lease stable LQ as growth in Equipment Finance loans was largely offset by lower operating leases included in Other Assets

Treasury Management
- Treasury management revenue down 1% YoY, but up 1% LQ on seasonally higher volumes
- ACH payment transactions originated [3] up 13% YoY on large customer volume growth and up 6% LQ largely driven by seasonality
- Commercial card spend volume [4] of $8.8 billion, up 1% YoY on increased transaction volumes, and stable LQ

Investment Banking [5]
- Full year 2019 U.S. investment banking market share of 3.7% vs. full year 2018 of 3.2% on higher market share in loan syndications and high grade debt capital markets (DCM)

(1) The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income). (2) The adjusted efficiency ratio for income tax credits, which includes tax equivalent adjustments for income tax credits related to our low-income housing and renewable energy investments, is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to GAAP financial measures, see page 35. (3) Includes ACH payment transactions originated by the entire company. (4) Includes commercial card volume for the entire company. (5) Full year 2019. Source: Dealogic U.S. investment banking fee market share. (6) Reported on a one-month lag from reported quarter-end; for example, 4Q19 data as of November 2019.

Wells Fargo 4Q19 Supplement

22

Wealth and Investment Management

($ in millions)		4Q19	vs 3Q19	vs 4Q18
Net interest income	$	910	(8) %	(18)
Noninterest income		3,161	(24)	11
Reversal of provision for credit losses		(1)	n.m.	(67)
Noninterest expense		3,729	9	23
Income tax expense		85	(80)	(63)
Segment net income	**$**	**254**	**(80) %**	**(63)**
($ in billions)				
Avg loans	$	77.1	2	3
Avg deposits		145.0	2	(7)

($ in billions, except where noted)		4Q19	vs 3Q19	vs 4Q18
Key Metrics:				
WIM Client assets (1) *($ in trillions)*	$	1.9	1 %	10
Retail Brokerage				
Client assets *($ in trillions)*	$	1.6	1	11
Advisory assets		590	4	18
IRA assets		435	5	16
Financial advisors *(#)*		13,512	(2)	(3)
Wealth Management				
Client assets	$	240	4	7
Wells Fargo Asset Management				
Total AUM (2)		509	1	9
Wells Fargo Funds AUM		220	1	14

(1) WIM Client Assets reflect Brokerage & Wealth assets, including Wells Fargo Funds holdings and deposits.

(2) Wells Fargo Asset Management Total AUM not held in Brokerage & Wealth client assets excluded from WIM Client Assets.

- Net income of $254 million, down 63% YoY on higher noninterest expense, including higher operating losses, and down 80% LQ primarily due to a $1.1 billion gain on the sale of our IRT business in 3Q19
- Net interest income down 8% LQ substantially all due to the lower interest rate environment
- Noninterest income down 24% LQ largely driven by the 3Q19 gain on the sale of our IRT business, partially offset by higher net gains from equity securities on higher deferred compensation plan investments (P&L neutral), and higher brokerage advisory, commissions and other fees
- Noninterest expense up 9% LQ, primarily due to higher operating losses, higher employee benefits expense from increased deferred compensation plan expense, and higher equipment expense

WIM Segment Highlights

- WIM total client assets of $1.9 trillion, up 10% YoY primarily due to higher market valuations, partially offset by net outflows in the Correspondent Clearing business
- 4Q19 closed referred investment assets (referrals resulting from the WIM/Community Banking partnership) of $2.6 billion were flat LQ and up 18% YoY

Retail Brokerage

- Advisory assets of $590 billion, up 18% YoY primarily driven by higher market valuations, partially offset by net outflows in the Correspondent Clearing business

Wells Fargo Asset Management

- Total AUM (2) of $509 billion, up 9% YoY primarily driven by higher market valuations and money market net inflows, partially offset by equity and fixed income net outflows

Wells Fargo 4Q19 Supplement 23

Credit quality

Provision Expense and Net Charge-offs
($ in millions)



521
721
845
695
503
653
695
645
644
769
0.30%
0.30%
0.28%
0.27%
0.32%
4Q18
1Q19
2Q19
3Q19
4Q19
Provision Expense
Net Charge-offs
Net Charge-off Rate

Nonperforming Assets
($ in billions)



7.0
0.5
6.5
7.3
0.4
6.9
6.3
0.4
5.9
6.0
0.5
5.5
5.6
0.3
5.3
4Q18
1Q19
2Q19
3Q19
4Q19
Nonaccrual loans
Foreclosed assets

- Net charge-offs of $769 million, up $124 million LQ
- 0.32% net charge-off rate, up 5 bp LQ
  - Commercial losses of 16 bps, up 5 bps LQ largely driven by lower recoveries and higher lease financing losses primarily related to railcar leases
  - Consumer losses of 51 bps, up 5 bps LQ driven by seasonality in credit card, automobile and other revolving credit and installment
- NPAs decreased $333 million LQ
  - Nonaccrual loans decreased $199 million, including a $141 million decline in consumer nonaccruals reflecting improvement in all asset classes
  - Foreclosed assets down $134 million
- $125 million reserve release on improved credit performance in the consumer loan portfolio and a higher probability of slightly more favorable economic conditions
- Allowance for credit losses = $10.5 billion
  - Allowance covered 3.4x annualized 4Q19 net charge-offs

Current expected credit loss (CECL) adoption

- We expect to recognize a $1.3 billion reduction in our allowance for credit losses (ACL) and a corresponding increase in retained earnings (before tax) related to the adoption of CECL on January 1, 2020, predominantly reflecting:
  - Commercial ACL expected to be $2.9 billion lower under CECL reflecting shorter contractual maturities and the benign credit environment
  - Consumer ACL expected to be $1.5 billion higher under CECL reflecting longer or indeterminate maturities, net of recoveries in collateral value predominantly related to residential mortgage loans, which had previously been written down significantly below current recovery value

Wells Fargo 4Q19 Supplement 24

Capital Common Equity Tier 1 Ratio (1) Capital Position . Common Equity Tier 1 ratio of 11.1% at 12/31/19 (1) was well above both the regulatory minimum of 9% and 11.9% 12.0% 11.7% 11.6% our current internal target of 10% 11.1% Capital Return . Period-end common shares outstanding down 134.7 million shares, or 3%, LQ - Settled 141.1 million common share repurchases - Issued 6.4 million common shares . Capital levels well above regulatory requirements and internal targets, enabling significant capital returns to shareholders - Returned $9.0 billion to shareholders in 4Q19, up 2% YoY • Net share repurchases of $6.9 billion • Quarterly common stock dividend of $0.51 per share, up 19% YoY 4Q18 1Q19 2Q19 3Q19 4Q19 Estimated Total Loss Absorbing Capacity (TLAC) Update . As of 12/31/19, our eligible external TLAC as a percentage of total risk-weighted assets was 23.2% (2) compared with the required minimum of 22.0% (1) 4Q19 capital ratio is a preliminary estimate. See page 36 for additional information regarding the Common Equity Tier 1 capital ratio. (2) 4Q19 TLAC ratio is a preliminary estimate. Wells Fargo 4Q19 Supplement 25

Appendix

2019 Revenue and expense associated with divested businesses and strategic loan sales

2019 results included $4.2 billion of revenue and $638 million of direct expense from business divestitures and strategic consumer loan sales

Business divestitures and strategic consumer loan sales

- The gains on the sale of our IRT business and Eastdil, and the revenue generated and direct expenses incurred prior to those business sales, as well as the gains from consumer loan sales are summarized in the table below (indirect expenses are not included):
  - Starting in 3Q19, IRT has a transition services agreement where we recognize transition services fee income associated with the reimbursement by the buyer of certain costs we incur to administer the client assets until they are fully transitioned to the buyer's platform

($ in millions)							2019					
Timing of Sale	*Business or Loans Sold*		*1Q Revenue*	*1Q Direct Expense*	*2Q Revenue*	*2Q Direct Expense*	*3Q Revenue*	*3Q Direct Expense*	*4Q Revenue*	*4Q Direct Expense*	*Total Revenue*	*Total Direct Expense*
Business Divestitures												
3Q19	**IRT**	$										
	Gain on sale						1,100				1,100	-
	Revenue / Direct Expense		118	67	116	63	94	94	97	97	425	321
4Q19	**Eastdil**											
	Gain on sale								362		362	-
	Revenue / Direct Expense		84	75	107	97	173	145	-	-	364	317
Consumer Loan Sale Gains												
1Q19	Pick-a-Pay PCI loans	$	608								608	-
2Q19	Pick-a-Pay PCI loans				721						721	-
3Q19	Consumer real estate first lien mortgage loans, largely Pick-a-Pay PCI						314				314	-
4Q19	Consumer real estate loans, predominantly junior lien mortgage								134		134	-
Total		**$**	**810**	**142**	**944**	**160**	**1,681**	**239**	**593**	**97**	**4,028**	**638**

- Additionally, net interest income earned in 2019 on the consumer real estate mortgage loans, predominantly Pick-a-Pay PCI loans, sold in 2019 was ~$150 million

Wells Fargo 4Q19 Supplement

27

Real estate 1-4 family mortgage portfolio

($ in millions)	4Q19	3Q19	4Q18	Linked Quarter Change		Year-over-Year Change	
Real estate 1-4 family first mortgage loans:	$ 293,847	290,604	285,065	$ 3,243	1 %	$ 8,782	3 %
Nonaccrual loans	2,150	2,261	3,183	(111)	(5)	(1,033)	(32)
as % of loans	0.73 %	0.78 %	1.12 %	(5) bps		(39) bps	
Net charge-offs/(recoveries)	$ (3)	(5)	(22)	$ 2	(40)	$ 19	(86)
as % of average loans	(0.00) %	(0.01) %	(0.03) %	1 bps		3 bps	
Real estate 1-4 family junior lien mortgage loans:	$ 29,509	30,838	34,398	$ (1,329)	(4)	$ (4,889)	(14)
Nonaccrual loans	796	819	945	(23)	(3)	(149)	(16)
as % of loans	2.70 %	2.66 %	2.75 %	4 bps		(5) bps	
Net charge-offs/(recoveries)	$ (16)	(22)	(10)	$ 6	(27) %	$ (6)	60 %
as % of average loans	(0.20) %	(0.28) %	(0.11) %	8 bps		(9) bps	

- First mortgage loans up $3.2 billion LQ as $17.8 billion of originations, and the purchase of $2.3 billion of loans resulting from the exercise of servicer cleanup calls, were partially offset by paydowns
  - Net charge-offs up $2 million on lower recoveries
  - Nonaccrual loans decreased $111 million, or 5%, LQ
  - First lien home equity lines of $10.4 billion, down $338 million
- Pick-a-Pay portfolio decreased $551 million LQ to $8.9 billion
  - Non-PCI loans of $8.4 billion, down $520 million, or 6%, LQ primarily reflecting loans paid-in-full
  - PCI loans of $519 million, down $32 million LQ
    - $20 million reclassified from nonaccretable to accretable yield in 4Q19
- Junior lien mortgage loans down $1.3 billion, or 4%, LQ as paydowns more than offset new originations

Loan balances as of period-end.

Wells Fargo 4Q19 Supplement
28

Consumer credit card portfolio

($ in millions, except where noted)		4Q19		3Q19		4Q18			Linked Quarter Change					Year-over-Year Change			
Credit card outstandings	$	41,013		39,629		39,025		$	1,384		3	%	$	1,988		5	%
Net charge-offs		350		319		338			31		10			12		4	
as % of avg loans		3.48	%	3.22	%	3.54	%		26	bps				(6)	bps		
30+ days past due	$	1,078		997		1,017		$	81		8		$	61		6	
as % of loans		2.63	%	2.52	%	2.61			11	bps				2	bps		
Key Metrics:																	
Purchase volume	$	23,126		22,533		22,252		$	593		3		$	874		4	
POS transactions (millions)		341		337		329			4		1			12		4	
New accounts [1] (thousands)		366		469		449			(103)		(22)			(83)		(18)	
POS active accounts (thousands) [2]		8,998		8,985		8,879			13		-	%		119		1	%

- Credit card outstandings up 3% LQ reflecting seasonal holiday spend and payment activity, and up 5% YoY on purchase volume growth
  - General purpose credit card outstandings up 4% LQ and up 6% YoY
  - Purchase dollar volume up 3% LQ on holiday spend volume, and up 4% YoY on higher transaction volume
  - New accounts [1] down 22% LQ due to seasonality and the continued review of our digital channel, and down 18% YoY as we continued to review our digital channel
    - 40% of general purpose credit card new accounts were originated through digital channels, stable LQ and down from 43% in 4Q18
- Net charge-offs up $31 million, or 26 bps, LQ primarily driven by seasonality, and up $12 million YoY largely driven by portfolio growth of $2.0 billion
- 30+ days past due were up $81 million, or 11 bps, LQ on seasonality, and up $61 million YoY

Loan balances as of period-end.
(1) Includes consumer general purpose credit card as well as certain co-brand and private label relationship new account openings.
(2) Accounts having at least one POS transaction, including POS reversal, during the period.

Wells Fargo 4Q19 Supplement

29

Auto portfolios

($ in millions)	4Q19	3Q19	4Q18	Linked Quarter Change		Year-over-Year Change	
Consumer:							
Auto outstandings	$ 47,873	46,738	45,069	$ 1,135	2 %	$ 2,804	6 %
Indirect outstandings	47,258	46,004	44,008	1,254	3	3,250	7
Direct outstandings	615	734	1,061	(119)	(16)	(446)	(42)
Nonaccrual loans	106	110	130	(4)	(4)	(24)	(18)
as % of loans	0.22 %	0.24 %	0.29 %	(2) bps		(7) bps	
Net charge-offs	$ 87	76	133	$ 11	14	$ (46)	(35)
as % of avg loans	0.73 %	0.65 %	1.16 %	8 bps		(43) bps	
30+ days past due	$ 1,229	1,101	1,505	$ 128	12	$ (276)	(18)
as % of loans	2.57 %	2.36 %	3.34 %	21 bps		(77) bps	
Commercial:							
Auto outstandings	$ 10,740	10,562	11,281	$ 178	2	$ (541)	(5)
Nonaccrual loans	14	14	15	-	-	(1)	(7)
as % of loans	0.13 %	0.13 %	0.13 %	(0) bps		(0) bps	
Net charge-offs	$ 2	1	2	$ 1	- %	$ -	- %
as % of avg loans	0.09 %	0.05 %	0.06 %	4 bps		3 bps	

Consumer Portfolio

- Auto outstandings of $47.9 billion, up 2% LQ and 6% YoY
  - 4Q19 originations of $6.8 billion, down 1% LQ on seasonality, but up 45% YoY reflecting a renewed emphasis on growing auto loans following the restructuring of the business
- Nonaccrual loans down $4 million LQ and $24 million YoY
- Net charge-offs up $11 million LQ on seasonality, and down $46 million YoY predominantly driven by lower early losses from higher quality originations
- 30+ days past due increased $128 million LQ and decreased $276 million YoY largely driven by higher quality originations

Commercial Portfolio

- Loans of $10.7 billion, up 2% LQ on seasonality reflecting higher dealer floor plan utilization and down 5% YoY

Loan balances as of period-end.

Wells Fargo 4Q19 Supplement

30

Student lending portfolio ($ in millions) 4Q19 3Q19 4Q18 Linked Quarter Change Year-over-Year Change Private outstandings $ 10,608 10,827 11,220 $ (219) (2) % $ (612) (5) % Net charge-offs 37 29 36 8 28 1 3 as % of avg loans 1.38% 1.07% 1.26% 31 bps 12 bps 30+ days past due $ 187 175 190 $ 12 7% $ (3) (2) % as % of loans 1.75% 1.62% 1.69% 13 bps 6 bps . $10.6 billion private loan outstandings, down 2% LQ and down 5% YoY on higher paydowns - Average FICO of 760 and 84% of the total outstandings have been co-signed - Originations increased 16% YoY driven by higher originations for student loan consolidations . Net charge-offs increased $8 million LQ due to seasonality of repayments and increased $1 million YoY . 30+ days past due increased $12 million LQ and decreased $3 million YoY Loan balances as of period-end. Wells Fargo 4Q19 Supplement 31

Deferred compensation plan investment results . Wells Fargo’s deferred compensation plan allows eligible team members the opportunity to defer receipt of current compensation to a future date . Certain team members within Wholesale Banking, and Wealth and Investment Management have mandatory deferral plans as part of their incentive compensation plans . To neutralize the impact of market fluctuations resulting from team member elections, which are recognized in employee benefits expense, we enter into economic hedges through the use of equity securities and the offsetting revenue is recognized in net interest income and net gains from equity securities ($ in millions) 4Q19 3Q19 2Q19 1Q19 4Q18 vs 3Q19 vs 4Q18 Net interest income $ 26 13 18 13 23 $ 13 3 Net gains (losses) from equity securities 236 (4) 87 345 (452) 240 688 Total revenue (losses) from deferred compensation plan investments 262 9 105 358 (429) 253 691 Employee benefits expense (1) 263 5 114 357 (428) 258 691 Income (loss) before income tax expense $ (1) 4 (9) 1 (1) $ (5) - . 2019 employee benefits expense (1) was a $739 million expense, compared with a $242 million benefit in 2018 (1) Represents change in deferred compensation plan liability. Wells Fargo 4Q19 Supplement 32

Trading-related revenue ($ in millions) 4Q19 3Q19 4Q18 Linked Quarter Change Year-over-Year Change Trading-related revenue Net interest income $ 852 838 789 $ 14 2% $ 63 8 % Net gains on trading activities 131 276 10 (145) (53) 121 n.m. Trading-related revenue $ 983 1,114 799 $ (131) (12) % $ 184 23% . Fixed income, currencies and commodity trading (FICC) generated 88% of total trading-related revenue in 4Q19 . Trading-related revenue of $983 million was down $131 million, or 12%, LQ: - Net interest income increased $14 million, or 2% - Net gains on trading activities down $145 million, or 53%, primarily driven by higher trading losses in asset-backed securities, and lower credit trading and equities trading . Trading-related revenue was up $184 million, or 23%, YoY: - Net interest income increased $63 million, or 8%, primarily driven by higher average trading assets reflecting increased customer demand for U.S. Treasury and agency bonds - Net gains on trading activities up $121 million reflecting increased trading in rates and commodities, as well as stronger credit trading, partially offset by higher losses in asset-backed trading, as well as lower foreign exchange and equities trading Wells Fargo 4Q19 Supplement 33

Noninterest expense analysis (reference for slides 16-17) For analytical purposes, we have grouped our noninterest expense into six categories: Compensation & Benefits: Salaries, benefits and non-revenue-related incentive compensation Revenue-related: Incentive compensation directly tied to generating revenue; businesses with expenses directly tied to revenue (operating leases, insurance) Third Party Services: Expenses related to the use of outside parties, such as legal and consultant costs “Running the Business” – Non Discretionary: Expenses that are costs of doing business, including foreclosed asset expense and FDIC assessments “Running the Business” – Discretionary: Travel, advertising, postage, etc. Infrastructure: Equipment, occupancy, etc. Wells Fargo 4Q19 Supplement 34

Wholesale Banking adjusted efficiency ratio for income tax credits

We also evaluate our Wholesale Banking operating segment based on an adjusted efficiency ratio for income tax credits. The adjusted efficiency ratio for income tax credits is a non-GAAP financial measure and represents noninterest expense divided by total revenue plus income tax credits related to our low-income housing and renewable energy investments and related tax equivalent adjustments

Management believes that the adjusted efficiency ratio for income tax credits is a useful financial measure because it enables investors and others to compare efficiency results from both taxable and tax-advantaged sources on a consistent basis

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures

($ in millions)		4Q19	3Q19	2Q19	1Q19	4Q18
Wholesale Banking adjusted efficiency ratio for income tax credits:						
Total revenue	(A)	$ 6,559	6,942	7,065	7,111	6,926
Adjustments:						
Income tax credits related to our low-income housing and renewable energy investments (included in income tax expense)		478	422	423	427	486
Tax equivalent adjustments related to income tax credits [1]		160	141	141	142	163
Adjusted total revenue	(B)	7,197	7,505	7,629	7,680	7,575
Noninterest expense	(C)	3,743	3,889	3,882	3,838	4,025
Efficiency ratio	(C)/(A)	57.1 %	56.0	54.9	54.0	58.1
Adjusted efficiency ratio for income tax credits	(C)/(B)	52.0 %	51.8	50.9	50.0	53.1

(1) Based on our combined federal statutory rate and composite state income tax rates.

Wells Fargo 4Q19 Supplement
35

Common Equity Tier 1

Wells Fargo & Company and Subsidiaries

COMMON EQUITY TIER 1 UNDER BASEL III (1)

(in billions, except ratio)			Estimated Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
Total equity		$	**188.0**	194.4	200.0	198.7	197.1
Adjustments:							
Preferred stock			**(21.5)**	(21.5)	(23.0)	(23.2)	(23.2)
Additional paid-in capital on ESOP preferred stock			**(0.1)**	(0.1)	(0.1)	(0.1)	(0.1)
Unearned ESOP shares			**1.1**	1.1	1.3	1.5	1.5
Noncontrolling interests			**(0.8)**	(1.1)	(1.0)	(0.9)	(0.9)
Total common stockholders' equity			**166.7**	172.8	177.2	176.0	174.4
Adjustments:							
Goodwill			**(26.4)**	(26.4)	(26.4)	(26.4)	(26.4)
Certain identifiable intangible assets (other than MSRs)			**(0.4)**	(0.5)	(0.5)	(0.5)	(0.6)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)			**(2.1)**	(2.3)	(2.3)	(2.1)	(2.2)
Applicable deferred taxes related to goodwill and other intangible assets (2)			**0.8**	0.8	0.8	0.8	0.8
Other			**0.2**	0.3	0.4	0.3	0.4
Common Equity Tier 1 under Basel III	(A)		**138.8**	144.7	149.2	148.1	146.4
Total risk-weighted assets (RWAs) anticipated under Basel III (3)(4)	(B)	$	**1,247.7**	1,246.2	1,246.7	1,243.1	1,247.2
Common Equity Tier 1 to total RWAs anticipated under Basel III (4)	(A)/(B)		**11.1%**	11.6	12.0	11.9	11.7

(1) Basel III capital rules, adopted by the Federal Reserve Board on July 2, 2013, revised the definition of capital, increased minimum capital ratios, and introduced a minimum Common Equity Tier 1 (CET1) ratio. The rules are being phased in through the end of 2021. Fully phased-in capital amounts, ratios and RWAs are calculated assuming the full phase-in of the Basel III capital rules. The Basel III capital requirements for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in.

(2) Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

(3) The final Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach. Because the final determination of our CET1 ratio and which approach will produce the lower CET1 ratio as of December 31, 2019, is subject to detailed analysis of considerable data, our CET1 ratio at that date has been estimated using the Basel III definition of capital under the Basel III Standardized Approach RWAs. The capital ratio for September 30, June 30 and March 31, 2019, and December 31, 2018, was calculated under the Basel III Standardized Approach RWAs.

(4) The Company's December 31, 2019, RWAs and capital ratio are preliminary estimates.

Wells Fargo 4Q19 Supplement 36

Forward-looking statements This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we may make forward-looking statements in our other documents filed or furnished with the SEC, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our noninterest expense and efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses and allowance levels; (iv) the appropriateness of the allowance for credit losses; (v) our expectations regarding net interest income and net interest margin; (vi) loan growth or the reduction or mitigation of risk in our loan portfolios; (vii) future capital or liquidity levels or targets and our estimated Common Equity Tier 1 ratio under Basel III capital standards; (viii) the performance of our mortgage business and any related exposures; (ix) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (x) future common stock dividends, common share repurchases and other uses of capital; (xi) our targeted range for return on assets, return on equity, and return on tangible common equity; (xii) the outcome of contingencies, such as legal proceedings; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our fourth quarter 2019 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. Wells Fargo 4Q19 Supplement 37